Partners' Capital and Distributions	12 Months Ended
Dec. 31, 2014
Partners' Capital Notes [Abstract]
Partners' Capital And Distributions
11. Partners’ Capital and Distributions
At December 31, 2014, our outstanding equity consisted of 94,989,221 Class A common units and 39,997 Class B common units. The Class A units are traditional common units in us. The Class B units are identical to the Class A units and, accordingly, have voting and distribution rights equivalent to those of the Class A units, and, in addition, the Class B units have the right to elect all of our board of directors and are convertible into Class A units under certain circumstances, subject to certain exceptions.
Our outstanding equity also included non-voting securities -- waiver units -- that were entitled to a minimal quarterly distribution until conversion into Class A common units at a 1 to 1 ratio. As of December 31, 2014, all of our waiver units had been converted into common units.
Distributions
Generally, we will distribute 100% of our available cash (as defined by our partnership agreement) within 45 days after the end of each quarter to unitholders of record. Available cash consists generally of all of our cash receipts less cash disbursements adjusted for net changes to reserves. We paid distributions in 2015, 2014 and 2013 as follows:

Distribution For	Date Paid	Per Unit Amount	Total Amount
2012
4th Quarter	February 14, 2013	$0.4850	$39,390
2013
1st Quarter	May 15, 2013	$0.4975	$40,405
2nd Quarter	August 14, 2013	$0.5100	$42,302
3rd Quarter	November 14, 2013	$0.5225	$46,344
4th Quarter	February 14, 2014	$0.5350	$47,453
2014
1st Quarter	May 15, 2014	$0.5500	$48,783
2nd Quarter	August 14, 2014	$0.5650	$50,114
3rd Quarter	November 14, 2014	$0.5800	$54,112
4th Quarter	February 13, 2015	$0.5950	$56,542

Equity Issuances and Contributions
Our partnership agreement authorizes our general partner to cause us to issue additional limited partner interests and other equity securities, the proceeds from which could be used to provide additional funds for acquisitions or other needs.
In September 2014, we issued 4,600,000 Class A common units in a public offering at a price of $50.71 per unit. We received proceeds, net of underwriting discounts and offering costs, of approximately $225.7 million from that offering. We used the net proceeds for general partnership purposes, including the repayment of outstanding borrowings under our revolving credit facility.
In September 2013, we issued 5,750,000 Class A common units in a public offering at a price of $47.51 per unit. We received proceeds, net of underwriting discounts and offering costs, of approximately $263.6 million from that offering. We used the net proceeds for general partnership purposes, including the repayment of outstanding borrowings under our revolving credit facility.
In March 2012, we issued 5,750,000 Class A common units in a public offering at a price of $30.80 per unit. We received proceeds, net of underwriting discounts and offering costs, of $169.4 million from the offering. The net proceeds were used for general corporate purposes, including the repayment of borrowings under our credit facility.
The new common units issued in 2014, 2013 and 2012 to the public for cash were as follows:

Period	Purchaser of Common Units	Units	Gross Unit Price	Issuance Value	Costs	Net Proceeds
September 2014	Public	4,600	$50.71	$233,266	$(7,541)	$225,725
September 2013	Public	5,750	$47.51	$273,183	$(9,609)	$263,574
March 2012	Public	5,750	$30.80	$177,100	$(7,679)	$169,421